Exhibit 99.3

HERMAN MILLER, INC.
NONEMPLOYEE OFFICER AND DIRECTOR
DEFERRED COMPENSATION PLAN

        HERMAN MILLER, INC. NONEMPLOYEE OFFICER AND DIRECTOR DEFERRED COMPENSATION PLAN (the "Plan") adopted by the Board of Directors of Herman Miller, Inc. (the "Board") the 25th day of September, 2007, with reference to the following:

        A.        This Plan replaces the earlier Herman Miller, Inc. Nonemployee Officer and Directors Deferred Compensation Stock Purchase Plan.

        B.        The Board has determined that it is in the best interest of the Company to allow nonemployee officers and directors to defer a portion of their income from the Company either into equity interests in the Company or into other investments.

        NOW, THEREFORE, effective September 25, 2007, the Plan is being adopted.

        1.        Purpose. The purposes of the Herman Miller, Inc. Nonemployee Officer and Director Deferred Compensation Plan (the “Plan”) are to:

(a) Provide nonemployee officers and directors of Herman Miller, Inc. (the “Company”) the opportunity to increase their equity interests in the Company;

(b) Attract and retain highly qualified individuals to serve as nonemployee officers and directors of the Company; and

(c) Further align their economic interests with such interests of the shareholders of the Company.

        To achieve these purposes, the Plan permits each nonemployee officer and director of the Company to defer receipt of all or a portion of the total annual fees for Board, Committee chair or nonemployee officer services (collectively referred to as the “Annual Fees”) to his or her account under the Plan.

        2.        Effective Date and Term. The Plan is effective September 25, 2007 and will apply to amounts deferred by a Participant on or after January 15, 2008. The Plan shall remain in effect until terminated by the Board.

        3.        Administration. The Plan shall be administered by the Committee and the Committee shall have the authority to administer the Plan as set forth in subsection (c) of Section 16.

        4.        Eligibility and Participation.

        Each nonemployee officer and director of the Company shall be eligible to participate in the Plan and elect to defer the payment of Annual Fees in accordance with Section 5 of the Plan.

        5.        Election to Participate.

        (a)        Time and Filing. A nonemployee officer or director becomes a Participant in the Plan by filing with the Committee a completed “Election to Participate Form” for each Plan Year. The Election to Participate Form must be submitted on or before December 15 for the following Plan Year. A person who first becomes eligible to participate in the Plan must submit an Election to Participate Form within 30 days after becoming a nonemployee officer or director, in order to be eligible to participate in the Plan for that Plan Year.

(b) Form. An Election to Participate shall be made in writing on a form prescribed by the Committee (the “Election to Participate Form”).

(c) Content. On the Election to Participate Form, a Participant must:

(i) Designate the dollar amount of the Annual Fees to be deferred for the Plan Year (the “Deferred Amount”);

(ii) Designate the percentage of Annual Fees to be allocated to any of the various investment funds selected by the Company;

(iii) Specify the date of payment (the “Deferred Termination Date”) which shall be at least three (3) years after the date of Deferral);

(iv) Elect whether payment will be made upon the occurrence of any of the following prior to the Deferred Termination Date:

(A) The Participant’s service as a director or a nonemployee officer of the Company terminates;

(B) The Participant’s death;

(C) Disability of the Participant; and

(D) A Change in Control of the Company.

To the extent that a Participant has elected payment upon the occurrence of any of these events and such event occurs prior to the Participant’s Deferred Termination Date, the date on which such event occurs shall be the Participant’s “Alternative Termination Date.”

(v) Designate the type of payment in accordance with subsection (c) of Section 9; and

(vi) Designate one (1) or more Beneficiaries to receive any credits in the Participant’s Account as of the date of his or her death.

A Participant may change the Deferred Amount from Plan Year to Plan Year but may not change the Deferred Amount for a particular Plan Year after the election is made for that Plan Year. A Participant may change the type of payment and may extend the Deferred Termination Date, but any such changes must be made at least 12 months prior to the original Deferred Termination Date. With respect to changes to the type of payment or extension of the Deferred Termination Date, no payment under a new election may be made within five (5) years after the original Deferred Termination Date on which that payment would have commenced unless the distribution occurs as a result of the Participant’s Alternative Termination Date.

        6.        Accounts.

        (a)         Investment of Individual Accounts. A Participant may invest in Stock Units and the Company may select other investment funds in which a Participant will be permitted to have his/her account invested. Each Participant may direct the investment of the Participant’s account among the separate investment funds selected by the Company. If an account is split between two or more of the investment funds, the Participant must specify the percentage of the account to be invested in each fund in accordance with the rules established by the Company.

        (b)         Procedure for Investments. Each Participant may establish or revise investment directions as often as permitted by the Company and pursuant to the procedures established by the Company. If a Participant invests their account in Stock Unit and he/she is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 then the Participant’s ability to change his/her investment election with respect to those Stock Units will be restricted in accordance with the Company’s rules concerning purchases and sales of Company stock by employees subject to the reporting requirements.

        (c)         Investments in Stock Units. If a Participant elects to have amounts deferred credited in Stock Units the number of Stock Units credited to a Participant’s account shall be the number determined by dividing the percent of the Deferred Amount specified as Stock Units by the Fair Market Value of a Share on the date the Annual Fees for such Plan Year are otherwise payable. Fair Market Value is determined as provided in subsection (m) of Section 15. Such calculations of Stock Units shall be carried to three (3) decimal places.

        7.        Additions to Accounts.

        (a)        Individual Accounts. The Company will create and maintain adequate records to disclose the interest in the Plan of each Participant and Beneficiary. Credits and charges will be made to each account in accordance with the provisions of this Plan. Distributions and withdrawals will be charged to the account as of the date paid.

        (b)        Account Adjustments. The accounts of participants and beneficiaries will be adjusted in accordance with the following:

        (i)        Income. The “income” of a fund will mean the net income or loss from investments, including realized and unrealized gains and losses on securities and other investment transactions, less expenses paid from the fund. All assets of the fund will be valued at their fair market value in determining unrealized gains and losses. If any assets of the fund are segregated for any purpose, the income from the segregated assets will not be included in account adjustments under this Subsection (i). The income of the fund will be determined and allocated to accounts in accordance with the rules established by the Committee.

        (ii)        Dividends with Respect to Stock Units. As of the payment date of each cash dividend payable with respect to Shares, there shall be credited to the account of each Participant an additional number of Stock Units equal to the per share dividend payable on such date multiplied by the number of Stock Units held in the account as of the close of business on the record date for such dividend and divided by the Fair Market Value (as defined in subsection (m) of Section 15 hereof) of a Share on such business day. For purposes of this Section 7, the term cash dividend shall include all dividends payable in cash or other property. The calculation of additional Stock Units shall be carried to three (3) decimal places.

        8.        Vesting of Accounts.

        All Units credited to a Participant’s account shall at all times be fully vested and nonforfeitable.

        9.        Payment of Accounts.

        (a)        Time of Payment: Payment to a Participant shall be made or, if installment payments have been elected, shall begin within 30 days after the Deferred Termination Date specified by the Participant in his or her Election to Participate Form or, if applicable, 30 days after the Participant’s Alternative Termination Date.

        (b)        Form of Payment: Payments from an account will be in cash except for Stock Units. The total number of Stock Units in a Participant’s account (rounded to the nearest whole number) shall be paid to the Participant in an equal number of whole Shares. If installment payments are elected, the number of Shares to be paid shall be determined initially by dividing the number of Stock Units in the account (rounded to the nearest whole number) by the number of installment payments to be paid. Each subsequent installment payment shall be determined by dividing the number of Stock Units remaining in the account (rounded to the nearest whole number) by the number of installments remaining to be paid. The Company shall issue and deliver to the Participant Shares in payment of Stock Units within 30 days following the date on which the Stock Units, or any portion thereof, become payable. The issuance of Shares may be conditioned upon the effectiveness of a registration statement covering the Shares. If any fractional Stock Unit exists after the single sum or last installment, as the case may be, of Shares is paid to the Participant, such fractional Stock Unit shall be paid to the Participant in cash. The value of such fractional Stock Unit shall be determined by multiplying the fractional Stock Unit by the Fair Market Value of a Share on the business day prior to the date on which the single sum or last installment, as the case may be, of Shares is paid to the Participant.

        (c)        Type of Payment: Payments of Shares will be made from the account of a Participant in whichever of the following methods the Participant elects in his or her Election to Participate Form (the “Payment Election”):

(i) A single lump sum payment within 30 days after the Deferred Termination Date; or

        (ii)        Payment in annual installments over a period not to exceed 10 years, as the Participant shall elect, beginning 30 days after the Deferred Termination Date and annually thereafter on each anniversary date of the first payment, until fully distributed.

If all or any portion of an account is to be distributed in installments, the portion of the Participant’s account being held for future distribution shall continue to be credited with additional Stock Units as provided in Section 7. Notwithstanding the foregoing, if distribution occurs as a result of the Participant’s Alternative Termination Date, all of the Participant’s account will be distributed in a single lump sum payment within 30 days of the Alternative Termination Date.

        10.        Shares Subject to the Plan.

        Shares that may be issued under the Plan shall be acquired by the Company in open-market transactions, consistent with all applicable rules and regulations regarding the repurchase of securities.

        11.        Adjustments.

        Subject to the provisions of this Article 11, (a) if (i) the outstanding Shares are increased or decreased, as a result of merger, consolidation, sale of all or substantially all of the assets of the Company, reclassification, stock dividend, stock split, reverse stock split with respect to such Shares or other securities or (ii) additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such Shares of common stock or other securities, an appropriate and proportionate adjustment in Stock Units shall be made, and (b) if the outstanding Shares of common stock are increased or decreased as a result of a recapitalization or reorganization not included within subsection (a), an appropriate and proportionate adjustment may be made in the Stock Units. Any adjustments described in the preceding sentence shall be carried to three (3) decimal places.

        12.        Termination or Amendment of Plan.

        (a)        In General: At any time, the Board may terminate, suspend or amend this Plan. If the Plan is terminated by the Board, no Deferrals may be credited after the effective date of such termination, but previously credited Stock Units shall remain in effect and be administered in accordance with the terms and conditions of the Plan.

        (b)        Limitations: No amendment may adversely affect the right of any Participant to have additional Stock Units credited to an account under Section 7 or to receive payment of any Shares pursuant to the payout of such accounts, unless such Participant consents in writing to such amendment.

        13.        Compliance with Laws.

        (a)        The obligations of the Company to issue any Shares under this Plan shall be subject to all applicable laws, rules, regulations and restrictions, and the obtaining of all such approvals by governmental agencies or stock exchanges or markets on which the Common Stock is listed or traded, and the Company may place appropriate legends on stock certificates relating to the foregoing, as the Board may deem necessary or appropriate.

        (b)        Subject to the provisions of Section 12, the Board may make such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

        14.        Unfunded Plan.

        The Company will establish a deferred compensation fund for the amounts to be credited under this Plan. The Company will be the owner of the fund and may invest the assets of the fund with the other assets of the Company, or may invest the assets in a separate account or accounts as determined by the Company.

        The Company may establish a trust for the fund and transfer the assets of the fund to the trust, but the assets of the trust will remain subject to the claims of the creditors of the Company.

        15.        Definitions.

        Whenever used in the Plan, the following terms shall have the meanings set forth in this Section 15.

(a) Accounts means the accounts maintained to record a Participant’s share of contributions to the Plan and allocation of income with respect to these contributions.

(b) “Alternative Termination Date” has the meaning ascribed in subsection (c) of Section 5.

(c) “Beneficiary”means a person or persons, natural or otherwise, designated in accordance with the Plan to receive any death benefit payable under this Plan.

(d) “Board of Directors” or “Board” means the Board of Directors of Herman Miller, Inc., a Michigan corporation, at the time the term is applied.

(e) “Change in Control” means:

        (i)        The acquisition, by any one person or more than one person “acting as a group” (as described in subparagraph (D), below), of Common Stock that, together with Common Stock held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of Common Stock.

        (A)        If any one person, or more than one person acting as a group, is considered to own more than 50% of the total Fair Market Value or total voting power of Common Stock, the acquisition of additional Common Stock by the same person or persons is not a Change in Control of the Company.

        (B)        An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires Common Stock in exchange for property will be treated as an acquisition of Common Stock for purposes of paragraph (i).

(C) Paragraph (i) applies only when there is a transfer of Common Stock (or issuance of Common Stock), and Common Stock remains outstanding after the transaction.

        (D)        For purposes of this subsection (c), persons will not be considered to be acting as a group solely because they purchase or own Common Stock at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns both Common Stock and stock of another corporation and the Company and such corporation enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in the Company prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

        (E)        For purposes of this subsection (c), Section 318 of the Internal Revenue Code of 1986, as amended applies to determine the ownership of Common Stock. Common Stock underlying a vested option is considered owned by the individual who holds the vested option, and the Common Stock underlying an unvested option is not considered owned by the individual who holds the unvested option. However, if a vested option is exercisable for Common Stock that is not “substantially vested” (as that term is defined in Section 1.83-3(b) and (j) of the Treasury Regulations), the Common Stock underlying the option is not treated as owned by the individual who holds the option.

(F) For purposes of this subsection (c), a “person” means an individual, a trust, estate, partnership, association, company, or corporation;

        (ii)        The acquisition, by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of Common Stock possessing 35% or more of the total voting power of the Common Stock. If any one person, or more than one person acting as a group, possesses 35% or more of the total voting power of the Common Stock, the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control of the Company under this paragraph (ii) or under paragraph (i). A Change in Control under this paragraph (ii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv);

        (iii)        The replacement, during any 12-month period, of a majority of members of the Board by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A Change in Control under this paragraph (iii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv); or

        (iv)        The acquisition by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

        (A)        For purposes of paragraph (iv), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(B) A transfer of assets by the Company is not treated as a Change in Control if the assets are transferred to:

(I) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to Common Stock;

(II) An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(III) A person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(IV) An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (III).

For purposes of this subparagraph (B), a person’s status is determined immediately after the transfer of assets.

(f) “Code”means the Internal Revenue Code of 1986 as amended.

(g) “Committee” means the Nominating and Governance Committee of the Board, or other Committee designated by the Board to be the administrator of the Plan, at the time the term is applied.

(h) “Common Stock” means the common stock of the Company, par value $.20 per share.

(i) “Company” means Herman Miller, Inc., a Michigan corporation.

(j) “Deferred Amount” means the dollar amount of a Participant’s Annual Fees which is deferred in a particular Plan Year.

(k) “Deferred Termination Date” has the meaning ascribed in subsection (c) of Section 5.

        (l)        “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months.

(m) “Fair Market Value” of a Share means, for any particular date:

        (i)        For any period during which the Share shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing price per Share on such exchange or the NASDAQ as of the close of such trading day; or

        (ii)        For any period during which the Share shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board.

If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

(n) “Fund” means the fund known as the Herman Miller, Inc. Nonemployee Officer and Director Deferred Compensation Fund and maintained in accordance with the terms of this Plan.

(o) “Stock Unit or Stock Units” means a fund unit or units that has an equivalent value to the same number of shares of the Company’s common stock, par value $.20.

(p) “Participant” means a nonemployee officer or director of the Company who has filed an Election to Participate Form as provided in Section 5.

        (q)        “Plan Year” means the 12-month period beginning January 1 of any year and ending December 31 of that year. For purposes of the Plan, a Plan Year is the period during which the Annual Fees are payable.

(r) “Share” means a share of Common Stock par value $.20.

        16.        Miscellaneous.

        (a)        Assignment; Encumbrances: The right to have amounts credited to a Stock Unit Account and the right to receive payment with respect to such Stock Unit Account under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges, or charges of the Participant or to claims of the Participant’s creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit shall be null and void and of no force and effect whatsoever.

        (b)        Designation of Beneficiaries: A Participant may designate in writing a Beneficiary or Beneficiaries to receive any distribution under the Plan which becomes payable after the Participant’s death. If at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of such Participant’s death shall have died before the payment became due and the Participant has failed to designate a beneficiary to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the personal representative of the Participant’s estate.

        (c)        Administration: Subject to the provisions of the Plan, the Committee shall administer the Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. In addition, the Committee may appoint other individuals, firms or organizations to act as agent of the Company carrying out administrative duties under the Plan. Except as may be provided in a Rabbi Trust, the decisions of the Committee, including, but not limited to, interpretations and determinations of amounts due under this Plan, shall be final and binding on all parties.

        (d)        Withholding: The Participant shall pay to the Company or make arrangements satisfactory to the Company to do so, regarding the payment of federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any amount includable in the Participant’s gross income with respect to his or her participation in the Plan.

        (e)        Governing Law: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules, and applicable federal law.

        (f)        Rights as a Shareholder: A Participant shall have no rights as a shareholder with respect to a Stock Unit Account until the Participant actually becomes a holder of record of Shares distributed with respect thereto.

        (h)        Notices: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Participant at the address contained in the records of the Company, or addressed to the Company or the Committee at the principal office of the Company, as applicable.

CERTIFICATION

        I certify that the foregoing Amendment and Restatement of the Plan was adopted by the Board of Directors of Herman Miller, Inc., a Michigan Corporation, on September 25th, 2007.

HERMAN MILLER, INC. By —————————————— James E. Christenson, Secretary